SUPPLEMENT DATED SEPTEMBER 15, 2021
TO

PROSPECTUS DATED APRIL 29, 2011
FUTURITY ACCUMULATOR II VARIABLE UNIVERSAL LIFE INSURANCE

PROSPECTUS DATED NOVEMBER 3, 2008
FOR FUTURITY SURVIVORSHIP II VARIABLE UNIVERSAL LIFE INSURANCE

PROSPECTUS DATED MAY 1, 2008
FOR FUTURITY PROTECTOR II VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
DELAWARE LIFE NY VARIABLE ACCOUNT D

This supplement contains important information about an investment option available under Your policy.

The investment adviser for the BNY Mellon Investment Portfolios: MidCap Stock Portfolio is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser).  BNYM Investment Adviser has engaged its affiliate, Newton Investment Management North America, LLC, to serve as the fund's sub-investment adviser.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THE POLICIES REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.